CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the Quarterly Report on Form 10-Q for the period ended September 30, 2009 of Corporate Security Consultants, Inc. (the "Company") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Very truly yours,

/s/ Lawrence E. Schreiber
     Lawrence E. Schreiber
     Chief Executive Officer

/s/ Lawrence E. Schreiber
     Lawrence E. Schreiber
     Chief Financial Officer

Dated November 30, 2009

A signed original of this written statement required by Section 906 of the Sarbane-Oxley Act of 2002 has been provided to Corporate Security Consultants, Inc. and will be furnished to the Securities and Exchange Commission or its staff upon request.